          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
        SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.26

                          Supplemental Agreement No. 4

                                       to

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                            Copa Holdings, S.A., Inc.

                      Relating to Boeing Model 737 Aircraft

      THIS SUPPLEMENTAL AGREEMENT entered into as of December 20, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC.;

      WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-700 aircraft (the Aircraft) ; and

      WHEREAS, Boeing and Buyer have mutually agreed to modify delivery positions resulting in the acceleration of two (2) 737-700 Aircraft, from December, 2005 to one (1) in September 2003, and one (1) in October, 2003; and two (2) 737-700 Aircraft, from August and November, 2004 to May and June, 2004.

      WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.    Table of Contents, Tables and Exhibits:

      1.1 Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 4.

      1.2 Remove and replace, in its entirety, Table 1-1 entitled "Aircraft Delivery, Description, Price and Advance Payments, Model 737-700 Aircraft Block A", with revised Table

1-1 attached hereto, to reflect the delivery acceleration of two (2) 737-700 Aircraft, from December, 2005 to one (1) in September 2003, and one (1) in October, 2003, and two (2) 737-700 Aircraft, from August and November, 2004 to May and June, 2004.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

                                TABLE OF CONTENTS

                                                                        SA
ARTICLES                                                              NUMBER
----------------------------------------------------------------    ----------
  1.    Quantity, Model and Description                                SA 3
  2.    Delivery Schedule
  3.    Price
  4.    Payment                                                        SA 3
  5.    Miscellaneous

TABLE

  1.    Aircraft Information Table                                  SA 2, SA 4

EXHIBIT

  A.    Aircraft Configuration                                         SA 3
  B.    Aircraft Delivery Requirements and Responsibilities            SA 3

SUPPLEMENTAL EXHIBITS

  BFE1. BFE Variables                                                  SA 3
  CS 1. Customer Support Variables                                     SA 3
  EE 1. Engine Escalation/Engine Warranty and Patent Indemnity
  SLP1. Service Life Policy Components

LETTER AGREEMENTS

 2191-01         Demonstration Flight Waiver
 2191-02         Escalation Sharing
 2191-03         Seller Purchased Equipment
 6-1162-DAN-0123 Performance Guarantees
 6-1162-DAN-0124 **Material Redacted**
 6-1162-DAN-0155 **Material Redacted**
 6-1162-DAN-0156 Year 2000 Ready Software, Hardware and Firmware
 6-1162-DAN-0157 Miscellaneous Matters
 6-1162-MJR-0017 **Material Redacted**
 6-1162-MJB-0030 **Material Redacted**

  SUPPLEMENTAL AGREEMENTS          DATED AS OF:
---------------------------     -----------------
Supplemental Agreement No. 1      June 29, 2001
Supplemental Agreement No. 2    December 21, 2001
Supplemental Agreement No. 3      June 14, 2002
Supplemental Agreement No. 4    December 20, 2002

                                   TABLE 1 TO
                           PURCHASE AGREEMENT NO. 2191
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

                                  TABLE 1-1 TO
                       BOEING PURCHASE AGREEMENT NO. 2191
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS
                         MODEL 737-700 AIRCRAFT, BLOCK A

AIRFRAME MODEL/MTGW:     737-700              154,500                 DETAIL SPECIFICATION:       D6-38808-42-1 REV A (12/6/1999)

ENGINE MODEL:          CFM56-7B22                                     AIRFRAME PRICE BASE YEAR:   Jul-00

AIRFRAME PRICE:                                          $41,058,000

OPTIONAL FEATURES:                                       $ 2,915,000  AIRFRAME ESCALATION DATA:
                                                         -----------

SUB-TOTAL OF AIRFRAME AND FEATURES:                      $43,973,000  BASE YEAR INDEX (ECI):                 145.40

ENGINE PRICE (PER AIRCRAFT):                             $         0  BASE YEAR INDEX (ICI):                 130.30

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                $43,973,000
                                                         ===========

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                $ 1,000,000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:               $   450,000

REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:  $    75,000

                                              ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                          ESCALATION         ESTIMATE ADV   ----------------------------------------------------------------
               NUMBER OF    FACTOR           PAYMENT BASE      AT SIGNING     24 MOS.     21/18/12/9/6 MOS.        TOTAL
DELIVERY DATE  AIRCRAFT   (AIRFRAME)   MSN   PRICE PER A/P         1%           4%               5%                 30%
-------------  ---------  ----------  -----  -------------     ----------   -----------   -----------------    -------------
  Sep-2003         1        1.1247    33707  $  49,956,000     $  424,560   $ 1,998,240     $  2,497,800       $  14,986,800
  Oct-2003         1        1.1293    33708  $  50,159,000     $  426,590   $ 2,006,360     $  2,507,950       $  15,047,700
  May-2004         1        1.1519    33705  $  51,202,000     $  437,020   $ 2,048,080     $  2,560,100       $  15,360,600
  Jun-2004         1        1.1547    33706  $  51,326,000     $  438,260   $ 2,053,040     $  2,566,300       $  15,397,800

December 20, 2002
6-1162-MJB-0030

COPA (Campania Panamena de Aviacion S. A.)
Attention: Pedro Heilbron, Executive President
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

**Material Redacted**

Reference:  Purchase Agreement No. 2191 (the Purchase Agreement) between The
            Boeing Company (Boeing) and COPA Holdings, S.A. (Customer) relating to Model 737-7V3 and 737-8V3 aircraft (Aircraft).

Dear Mr. Heilbron,

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    **Material Redacted**

2.    **Material Redacted**

3.    **Material Redacted**

4. Confidentiality. Boeing considers the matters discussed herein extremely sensitive and accordingly we ask that you treat this letter as confidential and not disclose its contents to any third party without Boeing's written permission.

Sincerely,

THE BOEING COMPANY